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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): November 2, 2001


                            SELECT THERAPEUTICS INC.
             (Exact name of registrant as specified in its charter)


    Delaware                     000-27353                     98-0169105
---------------                ------------                -------------------
(State or other                (Commission                    (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)


                                50 CUMMINGS PARK
                           WOBURN, MASSACHUSETTS 01801
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (781) 939-0995



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 2, 2001, the Registrant publicly disseminated a press release announcing that the Registrant and Cytomatrix, LLC have agreed to terminate their joint venture, Cell Science Therapeutics, Inc. ("CST"). The companies believe that shareholder value may be best protected by dividing CST development activities into separate cell therapeutic and drug and vaccine companies, which can each seek appropriate financing. Both companies plan to cooperate in areas of mutual interest and may enter into appropriate collaborative agreements in the future as opportunities arise. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

In addition, on November 5, 2001, the Registrant publicly disseminated a press release announcing that it intends to return to its focus on the development of its core biopharmaceutical technology portfolio as part of its strategic realignment to a pharmaceutical development organization. The Registrant believes that significant technical progress has been made on the development of its core technologies during the last year and that its position has strengthened through the addition of core senior management capable of leading and directing product development. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are filed with this report:

Exhibit Number                      Description
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   99.1             Press release of Registrant dated November 2, 2001.

   99.2             Press release of Registrant dated November 5, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SELECT THERAPEUTICS INC.
                                         (Registrant)


Date: November 9, 2001                   By: /s/ Michelle C. Guertin
                                             -------------------------------
                                             Name: Michelle C. Guertin
                                             Title: Chief Accounting Officer
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                                  EXHIBIT INDEX

Exhibit Number                          Description
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   99.1             Press release of Registrant dated November 2, 2001.

   99.2             Press release of Registrant dated November 5, 2001.